UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2021

NexTier Oilfield Solutions Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37988	38-4016639
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

3990 Rogerdale Rd.
Houston,	Texas	77042
(Address of principal executive offices)		(Zip Code)
(713) 325-6000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $0.01, par value	NEX	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to Vote of Security Holders.
On Tuesday, June 15, 2021, at 9:30 a.m., NexTier Oilfield Solutions Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). The total number of shares of the Company's common stock voted in person or by proxy at the Annual Meeting was 202,945,202, representing approximately 94% of the 215,466,131 shares that were outstanding and entitled to vote as of the record date. At the Annual Meeting, the Company’s stockholders voted on the following proposals, and the final voting results for each proposal are set forth below:
Proposal 1 – The election of nine directors to serve until the 2022 Annual Meeting or, in each case, until his or her earlier death, retirement, resignation or removal.
The following directors were elected based on the votes listed below:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Robert W. Drummond	188,267,582	470,039	191,816	14,015,765
Stuart M. Brightman	175,202,757	13,714,900	11,780	14,015,765
Gary M. Halverson	188,200,423	721,775	7,239	14,015,765
Patrick M. Murray	188,116,130	806,063	7,244	14,015,765
Amy H. Nelson	181,722,591	7,194,705	12,141	14,015,765
Melvin G. Riggs	179,028,115	9,892,302	9,020	14,015,765
Michael Roemer	179,451,370	9,470,333	7,734	14,015,765
James C. Stewart	187,451,480	1,413,281	64,676	14,015,765
Scott Wille	187,992,578	870,903	65,956	14,015,765

Proposal 2 – The ratification of the appointment of KPMG LLP as the company’s independent registered public accounting firm for 2021.
The Company’s stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting for the year ending December 31, 2021, as recommended by the Company’s Board of Directors, based on the votes listed below:

For	Against	Abstain
202,733,307	192,211	19,684

Proposal 3 – Advisory vote to approve the 2020 compensation of the Company’s named executive officers.
As reflected below, the Company’s stockholders approved, on an advisory basis, the 2020 compensation of the Company’s named executive officers, as recommended by the Company’s Board of Directors.

For	Against	Abstain	Broker Non-Votes
183,205,988	3,448,819	2,274,630	14,015,765

Proposal 4 – The amendment and restatement of the NexTier Oilfield Solutions Inc. Equity and Incentive Award Plan.
As reflected below, the Company’s stockholders approved the amendment and restatement of the NexTier Oilfield Solutions Inc. Equity and Incentive Award Plan, as recommended by the Company’s Board of Directors.

For	Against	Abstain	Broker Non-Votes
125,355,854	61,388,768	2,184,815	14,015,765

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2021	NEXTIER OILFIELD SOLUTIONS INC.

/s/ KEVIN MCDONALD
	Name:	Kevin McDonald
	Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Secretary